EXECUTION VERSION

AMENDMENT No. 1, dated as of November 22, 2017 (this “Amendment”), to Second Amended and Restated Credit Agreement, dated as of February 15, 2017 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among DESERT NEWCO, LLC, a Delaware limited liability company (“Holdings”), GO DADDY OPERATING COMPANY, LLC, a Delaware limited liability company (the “Existing Borrower”), GD FINANCE CO, INC., a Delaware corporation (the “FinCo Borrower” and, together with the Existing Borrower, the “Borrowers”) the lending institutions from time to time parties thereto (each a “Lender” and, collectively, together with the Swingline Lender, the “Lenders”), BARCLAYS BANK PLC, as, the Administrative Agent, the Collateral Agent, the Swingline Lender and Letter of Credit Issuer. Capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended hereby).
WHEREAS, Section 13.1 of the Credit Agreement permits amendment with the written consent of the Administrative Agent, Holdings, the Borrowers and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche (“Replacement Term Loans”) thereunder;
WHEREAS, the Borrowers desire to create a new tranche of term loans consisting of Tranche B-1 Term Loans (as defined in Section 1 hereto) pursuant to amendments authorized by Section 13.1 of the Credit Agreement which Tranche B-1 Term Loans shall, except with respect to the definition of “Applicable Margin” and Section 5.1(b), have identical terms as the Initial Term Loans and Delayed Draw Term Loans (collectively, “Existing Term Loans”) and shall be in a like principal amount as the outstanding Existing Term Loans and the proceeds of which will be used to refinance all of the Existing Term Loans all as more fully set forth in Section 1;
WHEREAS, upon the effectiveness of this Amendment, each Lender holding Existing Term Loans (a “Existing Term Loan Lender”) that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent to Amendment No. 1”) under the “Cashless Settlement Option” (each, a “Cashless Option Tranche B-1 Lender”) shall be deemed to have exchanged all of its Existing Term Loans (which Existing Term Loans shall thereafter no longer be deemed to be outstanding) for Tranche B-1 Term Loans in the same aggregate principal amount as such Existing Term Loan Lender’s Existing Term Loans (or such lesser amount as determined by the Amendment No. 1 Arrangers (as defined below)), and such Existing Term Loan Lender shall thereafter become a Tranche B-1 Term Loan Lender;
WHEREAS, upon the effectiveness of this Amendment, each Additional Tranche B-1 Term Loan Lender will make Additional Tranche B-1 Term Loans to the Borrowers in Dollars in the amount set forth next to its name on Schedule I hereto (the “Allocation Schedule”), the proceeds of which will be used by the Borrowers to repay in full the outstanding principal amount of Existing Term Loans that are not exchanged for Tranche B-1 Term Loans, as well as prepay Existing Term Loans from Existing Term Loan Lenders that execute and deliver a Consent to Amendment No. 1 under the “Post-Closing Settlement Option” (each, a “Post-Closing Option Lender”); and the Borrowers shall pay to each Existing Term Loan Lender all accrued and unpaid interest on the Existing Term Loans to, but not including, the date of effectiveness of this Amendment; and
WHEREAS, Deutsche Bank Securities Inc., KKR Capital Markets LLC, Barclays Bank PLC, Morgan Stanley & Co. LLC, RBC Capital Markets, JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and SG Americas Securities, LLC are joint lead arrangers and joint bookrunners for Amendment No. 1 and the Tranche B-1 Term Loans (collectively, the “Amendment No. 1 Arrangers”);
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. The Credit Agreement is hereby amended effective as of the Amendment No. 1 Effective Date as follows:
(a)    The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“Additional Tranche B-1 Term Loan” shall mean a Term Loan in Dollars that is made pursuant to Section 2.1(f)(ii) on the Amendment No. 1 Effective Date.
“Additional Tranche B-1 Term Loan Commitment” shall mean, with respect to an Additional Tranche B-1 Term Loan Lender, the commitment of such Additional Tranche B-1 Term Loan Lender to make Additional Tranche B-1 Term Loans on the Amendment No. 1 Effective Date, in an amount set forth on the Allocation Schedule. The aggregate amount of the Additional Tranche B-1 Term Loan Commitments shall equal the outstanding principal amount of Existing Term Loans of Non-Consenting Existing Term Loan Lenders and Existing Term Loans of Post-Closing Option Lenders.
“Additional Tranche B-1 Term Loan Lender” shall mean a Person with an Additional Tranche B-1 Term Loan Commitment on the Amendment No. 1 Effective Date.
“Allocation Schedule” shall mean the Additional Tranche B-1 Term Loans to the Borrowers in Dollars made by each Additional Tranche B-1 Term Loan Lender in the amount set forth next to its name on Schedule I hereto.
“Amendment No. 1” shall mean Amendment No. 1 to this Agreement dated as of the Amendment No. 1 Effective Date.
“Amendment No. 1 Arranger” shall have the meaning provided in Amendment No. 1.
“Amendment No. 1 Effective Date” shall mean November 22, 2017, the first Business Day on which all conditions precedent set forth in Section 3 of Amendment No. 1 are satisfied.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Cashless Option Lender” shall mean each Existing Term Loan Lender that has executed and delivered a Consent to Amendment No. 1 under the “Cashless Settlement Option.”
“Consent to Amendment No. 1” shall mean a consent to Amendment No. 1 substantially in the form of Exhibit A attached thereto.
“Existing Term Loan” shall have the meaning provided in Amendment No. 1
“Existing Term Loan Lender” shall have the meaning provided in Amendment No. 1.
“Non-Consenting Existing Term Loan Lender” shall mean each Existing Term Loan Lender that did not execute and deliver a Consent to Amendment No. 1 on or prior to the Amendment No. 1 Effective Date.
“Post-Closing Option Lender” shall mean each Existing Term Loan Lender that has executed and delivered a Consent to Amendment No. 1 under the “Post-Closing Settlement Option.”
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Tranche B-1 Term Loan” shall mean, collectively, (i) a Term Loan in Dollars made pursuant to Section 2.1(f)(i) on the Amendment No. 1 Effective Date and (ii) each Additional Tranche B-1 Term Loan.
“Tranche B-1 Term Loan Commitment” shall mean, with respect to a Cashless Option Lender, the agreement of such Cashless Option Lender to exchange its Existing Term Loans for an equal aggregate principal amount of Tranche B-1 Term Loans (or such lesser amount as determined by the Amendment No. 1 Arrangers) on the Amendment No. 1 Effective Date, as evidenced by such Existing Term Loan Lender executing and delivering Amendment No. 1.
“Tranche B-1 Term Loan Facility” shall mean the Credit Facility consisting of the Tranche B-1 Term Loan Commitments and the Additional Tranche B-1 Term Loan Commitments and the Tranche B-1 Term Loans.
(b)    “Tranche B-1 Term Loan Lender” shall mean, collectively, (i) each Existing Term Loan Lender that executes and delivers a Consent to Amendment No. 1 on or prior to the Amendment No. 1 Effective Date and (ii) each Additional Tranche B-1 Term Loan Lender.
(c)    Section 1.1 of the Credit Agreement is hereby amended by deleting “(1) for LIBOR Loans that are Initial Term Loans and Delayed Draw Term Loans, 2.50% and (2) for ABR Loans that are Initial Term Loans and Delayed Draw Term Loans, 1.50%” from clause (a) of the definition of “Applicable Margin” contained therein and replacing it with the following:
“(1) for LIBOR Loans that are Tranche B-1 Term Loans, 2.25% and (2) for ABR Loans that are Tranche B-1 Term Loans, 1.25%”; provided that on or after Amendment No. 1 Effective Date, the Applicable Margin with respect to this clause (a) shall be based on the Borrower’s public corporate credit rating from Moody’s (the “Rating”) in accordance with the pricing grid set forth below:

Level	Rating	LIBOR Loans	ABR Loans
I	Ba2 or better	2.00%	1.00%
II	Rating which is Ba3 or lower	2.25%	1.25%

Any change in the Applicable Margin with respect to this clause (a) resulting from a publicly announced change in the Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. In the event there is no Rating from Moody’s or an Event of Default has occurred (each a “Rating Event”), the Applicable Margin with respect to this clause (a) corresponding to Level II shall apply as of the date of such Rating Event; provided that such Applicable Margin shall continue to so apply to but excluding the date on which such Rating Event shall cease to be continuing (and thereafter, in each case, the pricing level otherwise determined in accordance with this clause (a) shall apply).”

(d)    Section 2.1 of the Credit Agreement is hereby amended by adding the following clause (f) to such Section:
“(f)    (i) Subject to and upon the terms and conditions herein set forth, each Cashless Option Lender severally agrees to exchange its Existing Term Loan for a like principal amount of Tranche B-1 Term Loans (or such lesser amount as determined by the Amendment No. 1 Arrangers) on the Amendment No. 1 Effective Date. Notwithstanding anything to the contrary contained herein, the Interest Period then in effect (and the LIBOR Rate thereunder) prior to any exchange of Existing Term Loans for Tranche B-1 Term Loans shall remain in effect following any such exchange.

(ii) Subject to and upon the terms and conditions herein set forth, each Additional Tranche B-1 Term Loan Lender severally agrees to make Additional Tranche B-1 Term Loans in Dollars to the Borrowers on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Tranche B-1 Term Loan Commitment on the Amendment No.1 Effective Date. The Borrowers shall prepay all Existing Term Loans of Non-Consenting Existing Term Loan Lenders and Post-Closing Option Lenders with the gross proceeds of the Additional Tranche B-1 Term Loans. The Interest Period then in effect (and the LIBOR Rate thereunder) for the Existing Term Loans of Non-Consenting Existing Term Loan Lenders and Post-Closing Lenders shall remain in effect for the Additional Tranche B-1 Term Loans following any such repayment.
(iii) The Borrowers shall pay all accrued and unpaid interest on the Existing Term Loans to the Existing Term Loan Lenders to, but not including, the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date.
(iv) The Tranche B-1 Term Loans shall have the same terms as the Existing Term Loans as set forth in the Credit Agreement and Credit Documents, except as modified by Amendment No. 1. For avoidance of doubt, the Tranche B-1 Term Loans, except as set forth in Amendment No. 1, shall have the same rights and obligations under this Agreement and the other Credit Documents as the Existing Term Loans.”
(e)    Section 2.5(b) of the Credit Agreement is hereby amended by deleting the references to “the Closing Date” and contained therein and replacing it with “the Amendment No. 1 Effective Date”.
(f)    Section 2.5(b) of the Credit Agreement is hereby amended by deleting the last sentence thereof.
(g)    Section 5.1(b) of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:
“(b)    In the event that, on or prior to the six-month anniversary of the Amendment No. 1 Effective Date, the Borrowers (i) make any prepayment of Tranche B-1 Term Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Tranche B-1 Term Loans or (ii) effect any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Tranche B-1 Term Loans, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of the Tranche B-1 Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the applicable Tranche B-1 Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”
(h)    Section 5.2 of the Credit Agreement is hereby amended by adding to the end of such Section new clause (g) as follows:
“(g)    Notwithstanding anything to the contrary contained in Section 5.1 and this Section 5.2, 100% of the proceeds of all Additional Tranche B-1 Term Loans shall be used to repay Existing Term Loans of the Non-Consenting Existing Term Loan Lenders and Post-Closing Option Lenders.”
(i)    Section 9.13(a) of the Credit Agreement is hereby amended by adding to the end of such section a new sentence as follows:

“(a)     Any proceeds of the Tranche B-1 Term Loans shall be applied on the Amendment No. 1 Effective Date to prepay Existing Term Loans of Non-Consenting Lenders and Post-Closing Option Lenders in full.”
(j)    Section 12 of the Credit Agreement is hereby amended by adding a new Section 12.15 as follows:
“(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Agents and Amendment No. 1 Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b) In addition, (I) unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (II) if such sub-clause (i) is not true with respect to a Lender and such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Agents and the Amendment No. 1 Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that:
(i) none of the Administrative Agent, the Agents or any of the Amendment No. 1 Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v) no fee or other compensation is being paid directly to the Administrative Agent, the Agents or any of the Amendment No. 1 Arrangers or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c) The Administrative Agent, the Agents and the Amendment No. 1 Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”
(k)    All references to “Initial Term Loan”, “Initial Term Loan Commitment”, “Initial Term Loan Lender”, “Initial Term Loan Maturity Date”, “Initial Term Loan Repayment Amount”, “Initial Term Loan Repayment Date”, “Required Initial Term Loan Lenders” and “Total Initial Term Loan Commitment” (except any such references appearing in the preamble to the Credit Agreement, and Section 2.1(a) and 9.13(a) of the Credit Agreement) in the Credit Agreement and the Credit Documents shall be deemed to be references to “Tranche B-1 Term Loan”, “Tranche B-1 Term Loan Commitment”, “Tranche B-1 Term Loan Lender”, “Tranche B-1 Term Loan Maturity Date”, “Tranche B-1 Repayment Amount”, “Tranche B-1 Repayment Date”, “Required Tranche B-1 Term Loan Lenders” and “Total Tranche B-1 Term Loan Commitment”, respectively.
(l)    All references to “Delayed Draw Term Loan”, “Delayed Draw Term Loan Commitment” and “Delayed Term Loan Maturity Date” (except any such references appearing in the preamble to the Credit Agreement, and Section 2.1(a) and 9.13(a) of the Credit Agreement) in the Credit Agreement and the Credit Documents shall be deemed to be references to “Tranche B-1 Term Loan”, “Tranche B-1 Term Loan Commitment” and “Tranche B-1 Term Loan Maturity Date”, respectively.
(m)    (a) The Additional Tranche B-1 Term Loan Commitments shall not be treated as New Term Loan Commitments as such term is defined in Section 2.14(a) of the Credit Agreement; (b) the Additional

Tranche B-1 Term Loans shall not be treated as New Term Loans as such term is defined in Section 2.14(c) of the Credit Agreement; (c) the Additional Tranche B-1 Term Loan Lenders shall not be treated as New Term Loan Lenders as such term is defined in Section 2.14(c) of the Credit Agreement; and (d) clauses (k) and (l) of Section 1 of this Amendment shall not apply where the context clearly requires otherwise.
(n)    The Lenders party hereto (or party to a Consent to Amendment No. 1) waive the payment of any breakage loss or expense under Section 2.11 of the Credit Agreement in connection with the repayment of Existing Term Loans on the Amendment No. 1 Effective Date.
Section 2.    Representations and Warranties. Each Credit Party represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that:
(a)    Each Credit Party has taken all necessary organizational action to authorize the execution and delivery of this Amendment.
(b)    Each Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.
(c)    The execution, delivery and performance by each Credit Party of this Amendment, will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.
(d)    Before and after giving effect to this Amendment, the representations and warranties made by any Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date.
(e)    At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 3.    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied:
(a)    The Administrative Agent shall have received (i) from each Existing Term Loan Lender with a Tranche B-1 Term Loan Commitment and from Additional Tranche B-1 Term Loan Lenders having Additional Tranche B-1 Term Loan Commitments equal in principal amount to the amount of Existing Term Loans held by Non-Consenting Existing Term Loan Lenders and Post-Closing Option Lenders, (ii) from the Administrative Agent, (iii) from the Required Lenders and (iv) from the Borrowers and each Guarantor, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent

(which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(b)    The Borrowers shall have paid to all Existing Term Loan Lenders on the Amendment No. 1 Effective Date, simultaneously with the making of Tranche B-1 Term Loans under the Credit Agreement, all accrued and unpaid interest on the Existing Term Loans to, but not including, the Amendment No. 1 Effective Date;
(c)    The Administrative Agent shall have received the executed legal opinion of Simpson Thacher & Bartlett LLP, special counsel to the Borrowers. The Borrowers, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion;
(d)    The Borrowers shall have paid (i) the Agents the fees in the amounts previously agreed in writing to be received on the Amendment No. 1 Effective Date and (ii) the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agents) of the Administrative Agent for which invoices have been presented prior to the Amendment No. 1 Effective Date;
(e)    At the time of and immediately after giving effect to the Amendment no Default or Event of Default shall have occurred and be continuing;
(f)    The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrowers and the applicable Credit Party relating thereto) and, if any such Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, evidence of flood insurance to the extent required pursuant to the Credit Agreement all by the Amendment No. 1 Effective Date; and
(g)    The Administrative Agent (or its counsel) shall have received (i) (A) a certificate of each of Holdings and the Borrowers, dated the Amendment No. 1 Effective Date, substantially in the form of Exhibit G to the Credit Agreement, with appropriate insertions, executed by any Authorized Officer (or in the case of Holdings any Director or authorized agent of Holdings) and the Secretary or any Assistant Secretary of Holdings or the Borrowers (or in the case of Holdings any Director or authorized agent of Holdings), as applicable, and attaching the documents referred to in the following clause (B) and (B) (x) a copy of the resolutions of the board of directors or other managers of Holdings and the Borrowers (or a duly authorized committee thereof) authorizing (I) the execution, delivery, and performance of this Amendment (and any agreements relating thereto) to which it is a party and (II) in the case of the Borrowers, the extensions of credit contemplated hereunder, (y) the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of Holdings and the Borrowers and (z) signature and incumbency certificates (or other comparable documents evidencing the same) of the Authorized Officers of Holdings and the Borrowers executing the Credit Documents to which it is a party or (ii) a certificate of Holdings on behalf of each Borrower, dated the Amendment No. 1 Effective Date and executed by an Authorized Officer of Holdings, certifying that, except as otherwise indicated therein, there have been no amendments, supplements or modifications since the Closing Date to the documents delivered on the Closing Date pursuant to Sections 6.3 and 6.4 of the Credit Agreement.
Section 4.    Agreements. Holdings hereby agrees to take, and cause the other applicable Credit Parties to take, the actions listed on Schedule II to Amendment No. 1 within 90 days of the Amendment No.1 Effective Date (or such later date as the Administrative Agent in its reasonable discretion may agree).
Section 5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of an original executed counterpart hereof.

Section 6.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 8.    Effect of Amendment.
(a)    This Amendment shall not constitute a novation of the Credit Agreement or any of the Credit Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each Credit Party hereby consents to Amendment No. 1 and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Credit Documents to which it is party, and agrees that, after giving effect to this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect, including to secure the Obligations (including, without limitation, the Tranche B-1 Term Loans). For the avoidance of doubt, on and after the Amendment No. 1 Effective Date, this Amendment shall for all purposes constitute a Credit Document.
(b)    Each Additional Tranche B-1 Term Loan Lender party hereto (i) confirms that it has received a copy of the Credit Agreement, this Amendment No. 1 and the other Credit Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment No. 1; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Agent or any other Additional Tranche B-1 Term Loan Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.  Upon the Amendment No. 1 Effective Date, the undersigned Additional Tranche B-1 Term Loan Lender shall become a Lender under the Credit Agreement and shall have the respective Additional Tranche B-1 Term Loan Commitment set forth next to its name on the Allocation Schedule. In addition, if an Existing Term Loan Lender has exercised its “Cashless Settlement Option” or the “Post-Closing Settlement Option” pursuant to their Consent to Amendment No. 1, the amount of such Existing Term Loan Lender’s participation in the Tranche B-1 Term Loans may be less than 100% of the principal amount of such Existing Term Loan Lender’s Existing Term Loans, based on the Amendment No. 1 Arrangers allocation of the Tranche B-1 Term Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
GO DADDY OPERATING COMPANY, LLC
as Existing Borrower
By:    /s/ Ray Winborne
    Name: Ray Winborne
    Title: Chief Financial Officer
GO DADDY FINANCE CO, INC.
as FinCo Borrower
By:    /s/ Ray Winborne
    Name: Ray Winborne
    Title: Chief Financial Officer
DESERT NEWCO, LLC
as Holdings
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
GODADDY.COM, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
WILD WEST DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary

[Signature Page to Amendment No. 1]

SPECIAL DOMAIN SERVICES, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
DOMAINS BY PROXY, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
BLUE RAZOR DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
STARFIELD TECHNOLOGIES, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
GO AUSTRALIA DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary

[Signature Page to Amendment No. 1]

GO CANADA DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
GO FRANCE DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
GO MONTENEGRO DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
GO CHINA DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
GO DADDY EAST, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary

[Signature Page to Amendment No. 1]

AFTERNIC SERVICES, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
NAMEFIND, LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
CALLCATCHERS, INC.,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
STANDARD TACTICS LLC,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary
MEDIA TEMPLE, INC.,
as a Guarantor
By:    /s/ Nima Kelly
    Name: Nima Kelly
    Title: EVP, General Counsel, and Secretary

[Signature Page to Amendment No. 1]

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent
By:    /s/ Chris Walton
    Name: Chris Walton
    Title: Director

[Signature Page to Amendment No. 1]

Deutsche Bank AG New York Branch, as Additional Tranche B-1 Term Loan Lender
By:    /s/ Anca Trifan
    Name: Anca Trifan
    Title: Managing Director
By:    /s/ Dusan Lazarov
    Name: Dusan Lazarov
    Title: Director

[Signature Page to Amendment No. 1]

Lender Consents on File with the Administrative Agent.

Schedule I

Additional Tranche B-1 Term Loan Lender	Additional Tranche B-1 Term Loan Commitment	Notice address
Deutsche Bank AG New York Branch	$178,202,849.42	Michael Strobel Deutsche Bank Leveraged Debt Capital Markets 60 Wall Street New York, NY 10005
TOTAL	$178,202,849.42

[Schedue I to Amendment No. 1]

Schedule II
Action to be taken within 90 days of the Amendment No. 1 Effective Date unless otherwise noted
(or such later date as the Administrative Agent in its reasonable discretion may agree)

1.
A date down endorsement to the existing Title Policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage;

2.
such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the Title Policy contemplated in this Schedule II and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the Title Policy contemplated in this Schedule II; and

either:
A)    a favorable opinion, addressed to the Administrative Agent and each of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:
i)    the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and
ii)    no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or
B)    such other documentation with respect to the Mortgaged Property, in each case in form and substance reasonably acceptable to the Administrative Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, without limitation:
i)    an amendment to the existing Mortgage (the “Mortgage Amendment”) duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;
ii)    a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment, and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and
iii)    evidence of payment by the Borrowers of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above.

[Schedue II to Amendment No. 1]

CONSENT TO AMENDMENT NO. 1
[ ], 2017
CONSENT (this “Consent to Amendment No. 1”) to Amendment No. 1 (“Amendment”) to Second Amended and Restated Credit Agreement, dated as of February 15, 2017 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among DESERT NEWCO, LLC, a Delaware limited liability company (“Holdings”), GO DADDY OPERATING COMPANY, LLC, a Delaware limited liability company (the “Existing Borrower”), GD FINANCE CO, INC., a Delaware corporation (the “FinCo Borrower” and, together with the Existing Borrower, the “Borrowers”) the lending institutions from time to time parties thereto (each a “Lender” and, collectively, together with the Swingline Lender, the “Lenders”), BARCLAYS BANK PLC, as the Administrative Agent, the Collateral Agent, the Swingline Lender, and Letter of Credit Issuer. Capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended hereby).
Existing Lenders of Term Loans
The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):
Cashless Settlement Option

☐
to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 1 Arrangers) into a Tranche B-1 Term Loans in a like principal amount.

Post-Closing Settlement Option

☐
to have 100% of the outstanding principal amount of the Existing Term Loans held by such Lender prepaid on the Amendment No. 1 Effective Date and purchase by assignment the principal amount of Tranche B-1 Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Amendment No. 1 Arrangers).

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.
________________________________________,
as a Lender (type name of the legal entity)
By:
Name:
Title:
If a second signature is necessary:
By:
Name:
Title:
Current Holding Amount of Existing Term Loans:$_____________________
Name of Fund Manager (if any):__________________

[Amendment No. 1 – Consent]